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                                   UNITED STATES

                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


        Date of Report (date of earliest event reported):  November 2, 1998



                               WELLS FARGO & COMPANY
               (Exact name of registrant as specified in its charter)


          Delaware                      1-2979                No. 41-0449260
(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                  Number)             Identification No.)


               420 Montgomery Street, San Francisco, California 94163
                (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code:  1-800-411-4932

                                Norwest Corporation
                                   (Former Name)
                 Sixth and Marquette, Minneapolis, Minnesota 55479
                                  (Former Address)


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Item 5:   OTHER EVENTS

          On November 2, 1998, the former Wells Fargo & Company merged (the Merger) with WFC Holdings Corporation (WFC Holdings), a wholly-owned subsidiary of Norwest Corporation, with WFC Holdings as the surviving corporation. In connection with the Merger, Norwest Corporation changed its name to Wells Fargo & Company (the Company). The Merger was accounted for as a pooling of interests and, accordingly, the information included in the Supplemental Annual Report and the Supplemental Quarterly Report presents the combined results as if the Merger had been in effect for all periods presented.

          The Company is placing on file a copy of the Supplemental Consolidated Management's Discussion and Analysis of Results of Operations and Financial Condition and Supplemental Financial Statements of Wells Fargo & Company as of and for the three years ended December 31, 1997 and the Supplemental Consolidated Management's Discussion and Analysis of Results of Operations and Financial Condition and Supplemental Financial Statements of Wells Fargo & Company as of and for the nine months ended September 30, 1998 as Exhibits 99(a) and 99(b), respectively, to this Form 8-K, which are incorporated into this
          Item 5 by reference.

          The Company is placing on file as Exhibit 99(c) a copy of Wells Fargo & Company's financial results for the quarter ended December 31, 1998. Final financial statements with additional analyses will be filed as part of the Company's 10-K in March 1999.

Item 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               2 Agreement and Plan of Merger, dated as of June 7, 1998, and amended and restated as of September 10, 1998, by and among Wells Fargo & Company, Norwest Corporation and WFC Holdings Corporation, filed as Exhibit 2.1 to the Registration Statement on Form S-4 of Norwest Corportion, File No. 333-63247, and incorporated herein by reference.

               23     Consent of Independent Accountants

               27     Financial Data Schedules

               99(a) Supplemental Consolidated Management's Discussion and Analysis of Results of Operations and Financial Condition and Supplemental Financial Statements of Wells Fargo & Company as of and for the three years ended December 31, 1997.

               99(b) Supplemental Consolidated Management's Discussion and Analysis of Results of Operations and Financial Condition and Supplemental Financial Statements of Wells Fargo & Company as of and for the nine months ended September 30, 1998.

               99(c) Wells Fargo & Company's financial results for the quarter ended December 31, 1998.

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                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 19, 1999.

                                        WELLS FARGO & COMPANY



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                                     By:  /s/ Les L. Quock
                                        ------------------------------------
                                        Les L. Quock
                                        Senior Vice President and Controller